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                                                                    EXHIBIT 23.2

                               CONSENT OF COUNSEL

     The undersigned hereby consents to the use of our name and the statement with respect to us appearing under the heading "Experts" in the Registration Statement on Form S-1 of Transcend Therapeutics, Inc.

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                                          PENNIE & EDMONDS LLP


New York, New York

March 5, 1997